UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2010

eResearchTechnology, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-29100	22-3264604
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Market Street, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 215-972-0420

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On November 10, 2010, eResearchTechnology, Inc. issued a press release with respect to its filing of a Registration Statement on Form S-3 with the Securities and Exchange Commission. A copy of that press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press release dated November 10, 2010 of eResearchTechnology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eResearchTechnology, Inc.
(Registrant)

Date: November 10, 2010	By: \s\ Keith D. Schneck
Keith D. Schneck,
Executive Vice President, Chief Financial
Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated November 10, 2010 of eResearchTechnology, Inc.